UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 17, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 8.01. Other Events

On December 2, 2023, Alaska Air Group, Inc., a Delaware corporation (“Alaska”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hawaiian Holdings, Inc., a Delaware corporation (“Hawaiian”), and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”), providing for the merger of Merger Sub with and into Hawaiian (the “Merger”), with Hawaiian surviving as a wholly owned subsidiary of Alaska.

As previously disclosed, completion of the Merger is subject to, among other customary conditions, receipt of U.S. Department of Transportation (the “DOT”) approval of an interim exemption application that Alaska and Hawaiian have previously jointly submitted. On September 17, 2024, the DOT granted the requested interim exemption.

Subject to the satisfaction or waiver of the remaining conditions to closing, Alaska and Hawaiian expect to consummate the Merger on or about September 18, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements subject to the safe harbor protection provided by the federal securities laws, including statements relating to the expected timing of the closing of the Merger. There can be no assurance that the Merger will in fact be consummated. Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements include: the risk that a condition to closing of the Merger may not be satisfied (or waived); the ability of each party to consummate the Merger; that either party may terminate the Merger Agreement or that the closing of the Merger might be delayed or not occur at all; the outcome of any legal proceedings that could be instituted against Hawaiian, Alaska or others relating to the Merger; legislative, regulatory and economic developments affecting the business of Alaska and Hawaiian; and other risks and uncertainties detailed in periodic reports that Alaska and Hawaiian file with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to Alaska as of the date of this Current Report on Form 8-K. Alaska expressly disclaims any obligation to publicly update or revise the forward-looking statements, except as required by law.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: September 17, 2024

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary